Exhibit 10.25

May 11, 2006

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Re:	Appointment as Rights Agent

Ladies and Gentlemen:

Reference is hereby made to that certain Rights Agreement (the “Rights Agreement”), dated as of June 24, 2004, by and between Jackson Hewitt Tax Service Inc. (“Jackson Hewitt”) and The Bank of New York (“BONY”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Rights Agreement.

Pursuant to Section 21 of the Rights Agreement, Jackson Hewitt hereby appoints American Stock Transfer & Trust Company (“AST”) as the successor Rights Agent to BONY and AST hereby accepts such appointment. AST’s appointment as Rights Agent shall be effective as of June 21, 2006, or upon such earlier date as the parties may agree. Upon its appointment as Rights Agent, AST acknowledges and agrees that it shall be vested with, and shall assume, all of the powers, rights, duties and responsibilities set forth in the Rights Agreement as if it had been originally named as Rights Agent.

In connection with the appointment of AST as successor Rights Agent, Jackson Hewitt hereby waives the requirement in Section 21 of the Rights Agreement that the successor Rights Agent have, at the time of its appointment, a combined capital and surplus of at least $50,000,000. Except as expressly waived by this letter, all of the terms, covenants, agreements, conditions and other provisions of the Rights Agreement shall remain in full force and effect in accordance with their respective terms.

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3 Sylvan Way – 3rd Floor, Parsippany, NJ 07054 / Tel: 973.630.0800 Fax: 973.630.0801

mark.heimbouch@jtax.com      www.jacksonhewitt.com

Please indicate AST’s consent to the terms of this letter by countersigning the letter on the signature below and returning it by fax to my attention at (973) 630-0801. Thank you for your assistance.

Sincerely,

/s/ Mark L. Heimbouch
Mark L. Heimbouch
Executive Vice President Chief Financial Officer and Treasurer

Accepted and Agreed to by:

American Stock Transfer & Trust Company

By:	/s/ Herbert J. Lemmer

Name:	Herbert J. Lemmer

Title:	Vice President

Date:	May 16, 2006